SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act

                                January 17, 2001
                                ----------------
                                 Date of Report
                           (Date of Earliest Reported)

                        ADVANCED TECHNOLOGIES GROUP, LTD
                        --------------------------------
                           (Formally SeventhCai, Inc.)
             (Exact name of registrant as specified in its charter)



     Nevada                        0-30987                       86-0987213
     ------                        -------                       ----------
(State of Employer              (Commission               (I.R.S. Identification
  Incorporation)                File Number)                       Number)


                 40 Exchange Place 15th Floor New York, NY 10005
                 -----------------------------------------------
           (Address of Principal Executive Offices Including Zip Code)
        (Formerly 10245 East Via Linda, Suite 220, Scottsdale, AZ 85285)


                                 (212) 624 1940
                                 --------------
                         (Registrant's Telephone Number)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     On January 17, 2001 a change in control of Seventhcai, Inc. occurred pursuant to the Agreement and Plan of Reorganization between Seventhcai, Inc. and FX3000 Inc., (formally Oxford Global Network, LTD) a Delaware corporation. As agreed by all the shareholders of both companies, Seventhcai, Inc. acquired 100% of the stock of FX3000, Inc. for 7,354,997 newly issued shares of Seventhcai, Inc. The majority shareholder of Seventhcai, Inc. also cancelled and returned 4,612,895 shares to Seventhcai, Inc.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On January 17, 2001 the Board of Directors of FX3000, Inc and the majority of the shareholders agreed to transfer 100% of their shares to Seventhcai, Inc. for 7,354,997 newly issued shares of Seventhcai common stock.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Immediately upon the change of control of the company and because of said change of control, the company dismissed, Certified Public Accountants James C. Marshall, CPA, P.C., Scottsdale, Arizona as its principal accountants on January 17, 2001. The principal accountant's report on the financial statements for either of the past two years contained no adverse opinion or a disclaimer of opinion, nor was qualified nor modified as to uncertainty, audit scope, or accounting principles. The decision to change principal accountants of the company was approved by the Board of Directors of the company.

     During the company's two most recent fiscal years and any subsequent interim period preceding such dismissal, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There is nothing further to report under Item 304(a)(1) or (iv)(B) through (E).

     The company, on January 17, 2001, engaged Brian Donahue CPA, Monmouth Beach, NJ as its principal accountant. Neither the Company nor anyone on its behalf has consulted Brian Donahue CPA., during the two most recent past fiscal years regarding any matter for which reporting is required under Regulation S-B,
Item 304(a)(2)(i) or (ii) and the related instructions. The decision to engage Brian Donahue CPA was approved by the Board of Directors.

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
ITEM 5. OTHER EVENTS

     On January 17, 2001 the First Article of the registrant's Articles of Incorporation was amended changing the name of the registrant to Advanced Technologies Group, LTD. and the Fourth Article of the registrant's Articles of Incorporation was amended increasing the number of authorized preferred shares to 10,000,000. The par value, $.0001, remains the same as the common shares.

ITEM 6. RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

     On January 17, 2001 Mr. Edmond Lonergan, the registrant's sole officer and
director   resigned  pursuant  to  the  terms  of  the  Agreement  and  Plan  of
Reorganization. The new Board of Directors consists of:

     Alexander Stelmak
     Stan Mashov
     Abelis Raskas

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     1.   Agreement and Plan of Reorganization
     2.   Letter of Resignation
     3.   Letter from former Auditor.
     4.   Pro Forma Financial Statement of the merged Companies to be filed.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 22, 2001                  Advanced Technologies Group, LTD

                                        By:  /s/ Alexander Stelmak
                                             ------------------------
                                             Alexander Stelmak
                                        Its: President and CEO

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